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                            [BRIGHTWARE LETTERHEAD]



                                                                 EXHIBIT - 10.17



                   SECOND AMENDMENT TO OEM/RESELLER AGREEMENT


This second amendment ("Second Amendment") serves to amend that certain OEM/Reseller Agreement dated December 22, 1998 (the "Agreement") by and between Brightware, Inc., ("Brightware") having a place of business at 350 Ignacio Blvd., Novato, CA 94949 and Quintus Corporation ("Company") having a place of business at 47212 Mission Falls Court, Fremont, CA 94539. This Second Amendment is effective as of the Second Amendment Effective Date.

The parties agree as follows:

Unless otherwise defined herein, capitalized terms used in this First Amendment shall have the same meaning as those used in the Agreement.

"Second Amendment Effective Date" means December 23, 1999.


SECTION 9 - TERM AND TERMINATION

Per Section 9.1 of the Agreement, both parties agree to extend the terms of this Agreement for a period of ninety (90) days, commencing with the Second Amendment Effective Date. Upon such termination, both parties shall negotiate in good faith a new OEM agreement or a continuing extension of the terms of this Agreement.


PRECEDENCE

In the event of conflict between this Second Amendment and the Agreement, this Second Amendment shall take precedence over the Agreement. This Second Amendment, the First Amendment and the Agreement are the entire agreement between the parties concerning the subject matter hereof and may only be modified by an amendment executed by the parties authorized representatives.

This Second Amendment is made as of the Second Amendment Effective Date.



LICENSEE                              BRIGHTWARE, INC.

/s/ MICHELLE E. FIELDS                /s/ [SIGNATURE ILLEGIBLE]
-----------------------               --------------------------
Authorized Signature                  Authorized Signature


Michelle E. Fields,
Business Admin Manager                CFO
-----------------------               --------------------------
Printed Name, Title                   Printed Name, Title



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